Exhibit 31.1

CERTIFICATION

PURSUANT TO 17 CFR 240.13A-14

PROMULGATED UNDER

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert P. Karnes, certify that:

1.	I have reviewed this quarterly report on Form 10-Q/A of BlackRock Monticello Debt Real Estate Investment Trust; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 20, 2026	/s/ Robert P. Karnes
Robert P. Karnes
President (Principal Executive Officer)